Exhibit 10.4

Asset Purchase Agreement dated March 1, 1996 among ABC Medical Supply, Inc., Timothy Dillon, Dennis Phillips and Life Critical Care, as amended


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                                 FIFTH AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS FIFTH AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Amendment") is executed this _____ day of January, 1997 to be made effective as of the 24th day of January, 1997, by and among ABC Medical Supply, Inc., Timothy Dillon, Dennis Phillips and Life Critical Care Corporation.

                                    RECITALS

         The parties are parties to an Asset Purchase Agreement among them dated March 1, 1996, as amended by a First Amendment to Asset Purchase Agreement dated June 29, 1996, as further amended by a Second Amendment to Asset Purchase Agreement dated September 5, 1996, as further amended by a Third Amendment to Asset Purchase Agreement dated November 8, 1996, and as further amended by a Fourth Amendment to Asset Purchase Agreement dated as of December 18, 1996 (as amended, the "Agreement") and desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF the mutual entry into this Amendment by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. Amendment of Agreement. The provisions of the Agreement are hereby amended as follows:

                  (a) Section 1.1 of the Agreement is hereby amended by deleting the date "January 31, 1997" as it appears in the third line thereof and by inserting in lieu thereof the date "February 28, 1997."

                  (b) Section 1.5 of the Agreement is hereby amended by deleting clause (iii) and by inserting the following in lieu thereof:

                           (iii) The  Closing  shall have been  completed  on or
                  before February 28, 1997. Any adjustments to the Purchase Price shall be post-Closing adjustments. Conforming changes are hereby made to any other affected Section of this Agreement, including without limitation Sections 5.3, 7.2.2 and 7.2.3.

         Section 2. Effect of this Amendment. Except as is hereinabove set forth, the provisions of the Agreement shall hereafter remain in full force and effect.

         Section 3. This Amendment may be executed in two or more counterparts, all of which when taken together shall constitute one and the same original.


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         IN WITNESS  WHEREOF,  the parties have executed this  Amendment the day and year first above written.

                                     ABC MEDICAL SUPPLY, INC.


                                     By:  _________________________________
                                          Dennis Phillips, President


                                     LIFE CRITICAL CARE CORPORATION


                                     By:  ________________________________
                                          Thomas H. White, President


                                     _____________________________________
                                     Timothy Dillon, Individually


                                     _____________________________________
                                     Dennis Phillips, Individually

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